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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  December 31, 1999



                           ARIAD PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-21696                       22-3106987
----------------         -----------------------           --------------------
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                            Identification No.)
 incorporation)



                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 494-0400

               Former Name, Former Address and Former Fiscal Year,
                  If Changed Since Last Report: Not Applicable


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On December 31, 1999, ARIAD Pharmaceuticals, Inc. ("ARIAD") completed the sale of its 50% interest in the Hoechst-ARIAD Genomics Center, LLC (the "Genomics Center") to Aventis Pharmaceuticals Inc. (formerly known as Hoechst Marion Roussel, Inc.) ("Aventis"). In the transaction, in exchange for its interest in the Genomics Center (including ARIAD's rights to certain equipment and intellectual property of the Genomics Center) ARIAD received from
Aventis: (1) $40 million in cash, of which $5 million had been advanced to ARIAD on October 12, 1999, (2) the return of 3,004,436 shares of ARIAD Series B Convertible Preferred Stock, (3) forgiveness of approximately $2 million of long-term debt held by Aventis, and (4) the right to use certain genomics and bioinformatics technologies developed by the Genomics Center.

         (b) Also on December 31, 1999 and in connection with its sale to Aventis of its interest in the Genomics Center, ARIAD entered into an agreement with Hoechst Marion Roussel (France) ("HMR S.A.") pursuant to which ARIAD received certain drug candidates and related technologies resulting from a four-year osteoporosis collaboration with HMR S.A. on the development of Src tyrosine kinase inhibitors, in which HMR S.A. invested over $31 million. Under the agreement, HMR S.A. is entitled to receive certain payments from ARIAD upon approval and achievement of commercial sales of Src inhibitors.

ITEM 5.  OTHER EVENTS.

On December 31, 1999, ARIAD repurchased 2,000 shares of ARIAD Series C Convertible Preferred Stock from Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P. and certain rights, for an aggregate purchase price of $3.4 million. Other rights repurchased include the right to purchase additional shares of Series C Preferred Stock from ARIAD and the right to participate, through a right of first refusal, in future financings of ARIAD. The 2,000 shares of Series C Preferred Stock were issued by ARIAD to the Brown Simpson funds in November 1998 for $2 million and represented 40% of the outstanding shares of Series C Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Exhibits.

         2.1 Restructuring Agreement, dated December 31, 1999, by and among Aventis Pharmaceuticals, Inc., the Hoechst-Ariad Genomics Center, LLC and the Registrant. **

         99.1  Press Release of the Registrant, dated January 4, 2000.



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         99.2  Restructuring Agreement, dated December 31, 1999, by and between
     Hoechst Marion Roussel (France) and the Registrant. **

     ** Confidential treatment has been requested from the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ARIAD PHARMACEUTICALS, INC.
                                          (Registrant)



Date:  January 14, 2000                   /s/ Harvey J. Berger
                                          ------------------------------------
                                          Harvey J. Berger
                                          Chairman and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                             Sequential
Number          Description                                         Page Number
------          -----------                                         -----------

 2.1            Restructuring Agreement, dated
                December 31, 1999, by and among
                Aventis Pharmaceuticals, Inc., the
                Hoechst-Ariad Genomics Center,
                LLC and the Registrant. **

99.1            Press Release of the Registrant, dated
                January 4, 2000

99.2            Restructuring Agreement, dated
                December 31, 1999, by and between
                Hoechst Marion Roussel (France)
                and the Registrant. **

** Confidential treatment has been requested from the Securities and Exchange Commission.




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